UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

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Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

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Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02   Results of Operations and Financial Condition.

On March 23, 2016, Cypress Energy Partners, L.P. (the “Partnership”) issued a press release announcing its financial and operating results for the quarter and year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Partnership under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

99.1	Press Release of Cypress Energy Partners, L.P., dated March 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC, its general partner

Dated: March 25, 2016	By:	/s/ G. Les Austin
Name: G. Les Austin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Cypress Energy Partners, L.P., dated March 23, 2016